Exhibit 10.8

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

$350,000	Redondo Beach, California
September 18, 2014

SECOND AMENDED AND RESTATED
SECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, HAWKER ENERGY, INC., a Nevada corporation (the “Company”), promises to pay to Oceanside Strategies (“Holder”), at Georgetown, Grand Cayman, or at such other location as is designated by Holder in writing hereunder, the sum of $350,000, bearing simple interest on the unpaid principal balance of this Note, from the date of this Note until this Note is paid in full, at the rate of 12% per annum. Interest shall accrue until the Due Date (as defined below). All principal and accrued but unpaid interest will be due and payable on November 30, 2014 (the “Due Date”). All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

1.             Prior Note. This Note supersedes and replaces in its entirety the Amended and Restated Secured Convertible Promissory Note dated June 25, 2014 (“Prior Note”), which Prior Note shall be automatically cancelled and of no further force and effect upon execution of this Note by the Company and delivery of the executed original of this Note to Holder.

2.             Prepayment. This Note may be prepaid, in whole or in part, by the Company at any time without penalty or premium.

3.             Events of Default. Any of the following events shall constitute an “Event of Default” under this Note:

(a)           Failure to Pay. The Company fails to pay all amounts owed on the Due Date as required under the terms of this Note.

(b)           Voluntary Bankruptcy or Insolvency Proceedings. The Company (i) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) is unable, or admit in writing its inability, to pay its debts generally as they come due, (iii) makes a general assignment for the benefit of its creditors, (iv) is dissolved or liquidated in full or in part, (v) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) takes any action for the purpose of effecting any of the foregoing, and an order for relief entered or the proceeding is not dismissed, discharged or stayed within 45 days of commencement.

(c)           Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect are commenced, and an order for relief entered or the proceeding is not dismissed, discharged or stayed within 45 days of commencement.

(d)           Breach. Any material breach by the Company of this Note.

4.             Acceleration. If an Event of Default (other than an Event of Default specified in Section 3(b) or (c)) with respect to the Company occurs and is continuing, then Holder may declare the outstanding principal and accrued interest on this Note and all other payments payable hereunder to be forthwith due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, to the fullest extent permitted by applicable law. If an Event of Default specified in Section 3(b) or (c) occurs and continues, then the outstanding principal and accrued interest on this Note and all other payments payable hereunder shall become and be immediately due and payable without any declaration or other act on the part of Holder. Holder by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived. No rescission shall affect any subsequent default or impair any right thereto.

5.             Use of Proceeds. The Company shall use the proceeds of this Note to allow its subsidiary, Tapia Holdings, LLC, to advance funds to TEG Oil & Gas USA, Inc., a Colorado corporation (“TEG”), pursuant to a Secured Subordinated Note due December 29, 2014 secured by a second priority security interest in all of TEG’s personal property assets (the “Deposit”). If, at any time, the Deposit is repaid to the Company in immediately available funds (e.g., cash), the Company shall immediately use the proceeds of that repayment to prepay this Note.

6.             Conversion of Note. This Note is convertible into units consisting of shares of Common Stock and Warrants to purchase Common Stock of the Company, in substantially the form attached as Exhibit A hereto (“Conversion Units”), upon the terms and conditions set forth below.

(a)           Voluntary Conversion. All or any portion of the then outstanding principal and accrued interest under this Note may be converted, at any time at the option of Holder, into a number of Conversion Units computed by dividing that amount by $0.10 (as appropriately adjusted for any stock splits, stock combinations or similar events, the “Conversion Rate”) to arrive at the number of shares of Common Stock to be issued, and for each share of Common Stock received, Holder shall also receive a Warrant to purchase one-half (1/2) share of Common Stock for an exercise price of $0.25 per share.

(b)           Conversion Procedure. Before Holder is entitled to receive certificate for Conversion Units, or any other instruments in connection with a conversion hereunder, Holder shall surrender the original of this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to Holder at the principal office certificates for the number of Conversion Units to which Holder is entitled upon conversion (bearing any legends that are required by the terms of the conversion and applicable state and federal securities law in the opinion of counsel to the Company), together with any other securities and property to which Holder is entitled upon conversion under the terms of this Note and, if the conversion is for less than all of the then outstanding balance of principal and interest on this Note, a replacement Note of like tenor in the proper denomination.

(c)           No Fractional Shares. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder an amount in cash equal to the product obtained by multiplying the Conversion Rate applied to effect the conversion by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of all principal of and accrued interest on this Note and/or payment of all principal and accrued interest, the Company shall be forever released from all its obligations and liabilities under this Note.

(d)           Reservation of Stock Issuable Upon Conversion and Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note and the exercise of the Warrants issued upon conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of this Note and the exercise of the Warrants, then, in addition to any other remedies available to Holder, the Company will use its best efforts to take whatever corporate action is, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to a number of shares of Common Stock sufficient for those purposes.

(e)           Adjustment to Number of Conversion Units.

(i)            In order to prevent dilution of the conversion rights granted under this Note, the number of Conversion Units issuable upon conversion of this Note shall be subject to adjustment from time to time as provided in this Section 6(e) (in each case, after taking into consideration any prior adjustments pursuant to this Section 6(e)).

(ii)           Except in the case of an event described in Section 6(e)(iii), if the Company shall, at any time or from time to time after the date of this Note, issue or sell any Common Stock (which, for avoidance of doubt, includes any bundling of securities of the Company that are in part comprised of Common Stock), or any security of the Company that is readily convertible into Common Stock, without consideration or for consideration per share of Common Stock less than the Conversion Rate, then immediately upon such issuance or sale, the Conversion Rate in effect immediately prior to such issuance or sale shall be reduced (and in no event increased) to a Conversion Rate equal to the lowest price per share of Common Stock at which any such share has been issued or sold; provided, that if such issuance or sale was without consideration, then the Company shall be deemed to have received consideration of $0.01 per share.

(iii)          There shall be no adjustment to the Conversion Rate with respect to any security of the Company  issued or sold:

(A)           upon conversion of this Note;

(B)           to officers, directors or employees of, or consultants to, the Company pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Company;

(C)           as a dividend or distribution on Common Stock;

(D)           upon exercise or conversion of option or warrants outstanding as of the date of this Note;

(E)           upon any stock split, stock combination or other capital reorganization or the Company;

(F)           upon consolidation or merger of the Company with or into another person;

(G)           upon or in connection with the sale of all or substantially all of the assets of the Company to another person; or

(H)           upon or in connection with any lender financing, equipment leasing or similar transaction.

(f)           Beneficial Ownership. The Company shall not effect any conversion of this Note, and Holder shall not have the right to convert any portion of this Note pursuant to Section 6(a), to the extent that after giving effect to such conversion, Holder (together with Holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by Holder and its affiliates includes, without limitation, the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but excludes the number of shares of Common Stock that would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by Holder or any of its affiliates, and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other convertible notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 6(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

7.             Security Interest. The Company hereby grants to Holder a security interest in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired:

(a)           all fixtures and personal property of every kind and nature including all accounts, goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)           all proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the foregoing.

8.             Attorneys’ Fees. If any action is instituted on this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which the party or parties may be entitled. Diligence, demand, presentment, notice of dishonor, and protest are waived by the Company, and any and all makers, sureties, guarantors, and endorsers of this Note, and their successors and assigns. Time is of the essence for every obligation under this Note.

9.             Usury. It is the express intent of the Company and Holder that the payment of all or any portion of the outstanding principal amount of and accrued interest under this Note be exempt from the application of any applicable usury or similar laws under any state, federal or foreign jurisdiction. The Company hereby irrevocably waives, to the fullest extent permitted by law, any objection or defense which the Company may now or hereafter have to the payment when due of any and all Note principal or accrued interest arising out of or relating to a claim of usury or similar laws and the Company hereby agrees that neither it nor any of its affiliates shall in the future bring, commence, maintain, prosecute or voluntarily aid in any action at law, proceeding in equity or other legal proceeding against Holder based on a claim that the Company’s payment obligations under this Note violate the usury or similar laws of any state, federal or foreign jurisdiction. Notwithstanding the foregoing, if any interest paid on this Note is deemed to be in excess of the then legal maximum rate, that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

10.           Unconditional Obligation; Waivers.

(a)           No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof.

(b)           The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right at any and all times which Holder had or is existing hereunder.

11.           Notices. All notices and other communications provided for hereunder shall be in writing and delivered, mailed or transmitted by any standard form of electronic communication. Notices and other communications to the Company shall be directed to it at 326 S. Pacific Coast Highway, Suite 102, Redondo Beach, California 90277, attention: Darren Katic, President, dkatic@hawkerenergyllc.com; and notices and other communications to Holder shall be directed to it at its address at __________________________________, _______@_______.com; or, as to each party, at such other address as shall be designated by that party in a written notice to the other party pursuant hereto. Any notice or other communication shall be deemed to have been duly given (a) when sent by Federal Express or other overnight delivery service of recognized standing, on the business day following deposit with that service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when e-mailed, upon confirmation of receipt. Any party may by notice so given change its address for future notice hereunder.

12.           Payment. Payment shall be made in lawful tender of the United States.

13.           No Third Party Rights. Nothing expressed in or to be implied from this Note is intended to give, or shall be construed to give, any person, other than the parties hereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note.

14.           Replacement of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (or any security issued on conversion of this Note), the Company will issue a replacement instrument, at Holder’s expense, in lieu of the lost, stolen, destroyed or mutilated instrument, provided that Holder indemnifies the Company for any losses incurred by the Company with respect to this Note.

15.           Amendment. Except as expressly provided herein, neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Note and signed by the Company and Holder.

16.           Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the United States of America and the State of California, without application of conflicts of law principles.

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the day and year and at the place first above written.

HAWKER ENERGY, INC.

By:	/s/ Darren Katic
Darren Katic, President

Exhibit A

Form of Warrant

(see attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ISSUED PURSUANT TO REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  AS SUCH, THE SECURITIES REPRESENTED BY THIS WARRANT ARE “RESTRICTED SECURITIES” AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF OTHER THAN (A) (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT UNDER THE SECURITIES ACT, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, OR (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (B) PURSUANT TO THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF APPLICABLE STATE, PROVENTIAL AND FOREIGN SECURITIES LAWS OR PURSUANT TO ONE OR MORE EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS, AND (C) IF THE CORPORATION REQUESTS, BASED ON AN OPINION SATISFACTORY TO THE CORPORATION WITH RESPECT TO FOREGOING (A) AND (B) HAS BEEN RENDERED BY COUNSEL.  THE HOLDER HEREOF AGREES THAT (X) ANY HEDGING TRANSACTION WITH RESPECT TO THE SECURITIES REPRESENTED BY THIS WARRANT WILL BE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT AND (Y) IT WILL DELIVER, OR CAUSE TO BE DELIVERED, TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS WARRANT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION” AND “UNITED STATES” HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

WARRANT
(Non-U.S. Investor)

Warrant Certificate No.: [●]

Original Issue Date: [●]

FOR VALUE RECEIVED, Hawker Energy, Inc., a Nevada corporation (the “Company”), hereby certifies that _________________, a ______________, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company _____________ (_________) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $0.25 (subject to adjustment as provided herein, the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used in this Warrant are defined in Section 1.

This Warrant has been issued pursuant to the terms of that certain Second Amended and Restated Secured Convertible Promissory Note, dated as of September __, 2014 (the “Convertible Note”), issued by the Company in favor of the Holder.

Signature Page to Warrant

1.             Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“$” means United States dollars.

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3, multiplied by (b) the Exercise Price in effect as of the Exercise Date.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in the city of Los Angeles, California, are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the Original Issue Date.

“Company” has the meaning set forth in the preamble of this Warrant.

“Convertible Note” has the meaning set forth in the preamble of this Warrant.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., Los Angeles, California time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, this Warrant and the Aggregate Exercise Price.

“Exercise Agreement” means an Exercise Agreement in the form attached to this Warrant as Exhibit A.

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble of this Warrant.

“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined by the Board in its reasonable discretion.

“Holder” has the meaning set forth in the preamble of this Warrant.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” has the meaning set forth on the cover page to this Warrant.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Sale Event” means (i) any sale of Common Stock (excluding issuances of Common Stock by the Company) in a single transaction or a series of related transactions in which the holders of Common Stock immediately prior to such sale of Common Stock do not, directly or indirectly, own at least a majority of the Common Stock outstanding immediately after such sale of Common Stock, (ii) any merger, consolidation, reorganization or other business combination of the Company with or into any other corporation or other entity in which the holders of Common Stock immediately prior to such merger, consolidation, reorganization or business combination do not, directly or indirectly, own capital stock of the entity surviving such merger, consolidation, reorganization or business combination representing at least a majority of the combined voting power of the outstanding securities of such entity immediately after such merger, consolidation, reorganization or business combination, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company to an unrelated person or entity by means of a single transaction or a series of related transactions.

“Securities Act” has the meaning set forth in the legend endorsed on the cover page of this Warrant.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other securities then purchasable upon exercise of this Warrant, as the same may be adjusted in accordance with the terms of this Warrant.

2.             Term of Warrant. Subject to the terms and conditions of this Warrant, at any time or from time to time after the date hereof and prior to 5:00 p.m., Los Angeles, California time, on the five (5) year anniversary of the Original Issue Date or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder.

3.             Exercise of Warrant.

(a)           Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)            surrender of this Warrant to the Company at its then principal executive offices (or an indemnification in accordance with Section 9 in the case of the loss, theft, destruction or mutilation of this Warrant), together with a duly completed (including specifying the number of Warrant Shares for which this Warrant is being exercised) and executed Exercise Agreement; and

(ii)           payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

(b)           Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c)           Delivery of Stock Certificates. Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a)), the Company shall, as promptly as reasonably practicable, and in any event within ten (10) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3(d). The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 7, such other Person’s name as shall be designated in the Exercise Agreement. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or (subject to compliance with Section 7) any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d)           Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of this Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

(e)           Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(f)            Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees that:

(i)            This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii)           All Warrant Shares issuable upon the exercise of this Warrant in compliance with the terms of this Warrant shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

(iii)          The Company shall use commercially reasonable efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

(iv)           The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to the Holder or to any other Person permitted to receive Warrant Shares upon exercise of this Warrant, and no such issuance or delivery shall be made unless and until the Holder or such Person has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g)           Conditional Exercise. Notwithstanding any other provision of this Warrant, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a Sale Event, such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(h)           Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

4.             Adjustment to Exercise Price and Number of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4.

(a)           Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, then the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective concurrent at the time such dividend, subdivision or combination becomes effective.

(b)           Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than (x) a change in par value, from par value to no par value, or from no par value to par value, or (y) as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise; and, in such case, appropriate adjustment (in form and substance determined by the Board in its reasonable discretion) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. Subject to Section 5, the Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. With respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 3 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Warrant.

(c)           Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(c) shall increase the Exercise Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4.

(d)           Certificate as to Adjustment.

(i)            As promptly as reasonably practicable following any adjustment of the Exercise Price that results in an increase or decrease of the Exercise Price of $0.01 or more, but in any event not later than twenty (20) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)           As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant; provided that the Holder may only exercise its rights pursuant to this Section 4(d)(ii) once during any twelve consecutive month period.

(e)           Notices. In the event:

(i)            that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii)           of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

(iii)          of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

 then, and in each such case, the Company shall send or cause to be sent to the Holder at least twenty (20) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution or other right or action, and a description of such dividend, distribution or other right, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

5.             Sale Event.  Notwithstanding anything in this Warrant to the Contrary, the Company shall have the right (exercisable in the sole and absolute discretion of the Board), but not the obligation, in connection with a Sale Event to make or provide for a cash payment to Holder, in exchange for the cancellation of this Warrant, in an amount equal to the difference between (a) the value as determined by the Board of the consideration payable, or otherwise to be received by stockholders, per share of Common Stock pursuant to a Sale Event multiplied by the number of Warrant Shares then issuable under this Warrant and (b) the Aggregate Exercise Price of all such Warrant Shares, subject to the other terms and conditions of the Sale Event (such as representations and warranties, holdback and escrow amounts, indemnification obligations and purchase price adjustments) to the extent applicable to Common Stock holders.

6.             Restrictions on Exercise.  Notwithstanding anything in this Warrant to the contrary, this Warrant may not be exercised if the issuance of Warrant Shares upon such exercise or if the method of payment for such Warrant Shares would constitute a violation of any applicable laws or regulations, including, without limitation, applicable United States, foreign, provincial and state securities laws and regulations. The Company may require Holder to make any representations and warranties to the Company as may be required by any applicable law or regulation (including, without limitation, applicable United States, foreign, provincial and state securities laws and regulations) before allowing this Warrant to be exercised.  Without limiting the generality of the foregoing, Warrant Shares issued upon exercise of this Warrant may not be issued in the name of any Person other than Holder unless the transfer conditions referred to in the legend endorsed on the cover page of this Warrant have been complied with to the satisfaction of the Company.  In addition, no Warrant Shares will be issued pursuant to the exercise of this Warrant unless such issuance and such exercise comply with all relevant requirements of any stock exchange upon which the Common Stock may then be listed.

7.             Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed on the cover page of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(iv) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

8.             Holder Not Deemed a Stockholder; Limitations on Liability. Prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

9.             Replacement on Loss; Division and Combination.

(a)           Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to the Company and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b)           Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment that may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment that may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

10.           Compliance with the Securities Act.

(a)           Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 10 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that that Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or applicable United States, foreign, provincial or state securities laws and regulations. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ISSUED PURSUANT TO REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  AS SUCH, THE SECURITIES REPRESENTED BY THIS WARRANT ARE “RESTRICTED SECURITIES” AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF OTHER THAN (A) (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT UNDER THE SECURITIES ACT, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, OR (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (B) PURSUANT TO THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF APPLICABLE STATE, PROVENTIAL AND FOREIGN SECURITIES LAWS OR PURSUANT TO ONE OR MORE EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENT, AND (C) IF THE CORPORATION REQUESTS, BASED ON AN OPINION SATISFACTORY TO THE CORPORATION WITH RESPECT TO FOREGOING (A) AND (B) HAS BEEN RENDERED BY COUNSEL.  THE HOLDER HEREOF AGREES THAT (X) ANY HEDGING TRANSACTION WITH RESPECT TO THE SECURITIES REPRESENTED BY THIS WARRANT WILL BE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT AND (Y) IT WILL DELIVER, OR CAUSE TO BE DELIVERED, TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS WARRANT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION” AND “UNITED STATES” HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.”

(b)           Representations of the Holder. In connection with the issuance of this Warrant and each exercise of this Warrant, the Holder specifically represents, as of the Original Issue Date and each Exercise Date, to the Company as follows:

(i)            The Holder (A) is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act and (B) is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and all Warrant Shares issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii)           The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Regulation S and Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii)          The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. Subject to Section 10(b)(iv), the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

(iv)           The Holder acknowledges and agrees that neither the Company, nor any officer, director, employee or representative of the Company, nor any other Person has made or is making any representations or warranties of any kind or nature whatsoever, express or implied, beyond those expressly given by the Company in this Warrant and in the Convertible Note.

11.           Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of this Warrant and any transfers of this Warrant. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

12.           Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF (or similar electronic format) document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the fourth day after the date mailed, by USPS certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12).

If to the Company:	Hawker Energy, Inc. 326 South Pacific Coast Highway Suite 102 Redondo Beach, CA 90277 E-mail: dkatic@hawkerenergyllc.com Attn: President

with a copy to (which shall not constitute notice):	Rutan & Tucker, LLP 611 Anton Blvd., Suite 1400 Costa Mesa, CA 92626 E-mail: gamber@rutan.com Attn: Gregg Amber, Esq. and E-Mail: gsleichter@rutan.com Attn: Garett Sleichter, Esq.

If to the Holder:	E-mail: Attn:

13.           Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

14.           Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

15.           Entire Agreement. This Warrant, together with the Convertible Note, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the provisions of this Warrant and the provisions of the Convertible Note, the provisions of this Warrant shall control.

16.           Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

17.           No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

18.           Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

19.           Amendment and Modification; Waiver. This Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

20.           Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

21.           Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Nevada.

22.           Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of California in each case located in the city of Los Angeles and County of Los Angeles, California, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

23.           Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, to the fullest extent permitted by law, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

24.           Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

25.           No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

Hawker Energy, Inc.
By:
Name:
Title:

Accepted and agreed,
[HOLDER NAME]
By:
Name:
Title:

EXHIBIT A
EXERCISE AGREEMENT

TO:           HAWKER ENERGY, INC.

The undersigned Holder hereby exercises the right to purchase _______________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant.

The Aggregate Exercise Price for the purchase of such shares of Common Stock calculated in accordance with the Warrant equals: $_______________.  The undersigned Holder has either (a) enclosed herewith a certified or official bank check payable to the order of the Company in the full amount of such Aggregate Exercise Price or (b) prior to or on the date of this Exercise Agreement paid the full amount of such Aggregate Exercise Price by wire transfer of immediately available funds to an account designated in writing by the Company.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

The undersigned Holder represents that it is acquiring the shares upon exercise of the Warrant for its own account and not with a view toward, or for resale in connection with, the public sale or distribution of those shares, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”), and that as of the date hereof, the undersigned (A) is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act and (B) is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Name of Holder:

Signature of Holder:

Name of Authorized Signatory (if an entity):

Title of Authorized

Signatory (if an entity):

Dated:

EXHIBIT B

ASSIGNMENT
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase shares of Common Stock of Hawker Energy, Inc. into which the within Warrant relates specified under the headings “Number of Warrants Transferred,” respectively, opposite the name(s) of such person(s) and appoints each and any officer of the Corporation as attorney to transfer the undersigned’s respective right on the register of warrants maintained by the Corporation with full power of substitution in the premises.

Transferees	Address	Number of Warrants Transferred

Dated:	(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:

Signature Guarantee

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

The signature of the Holder to this Assignment must correspond exactly with the name of the Holder as set forth on the face of the Warrant in every particular and the signature must be guaranteed by a U.S. chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.